                        ANNUAL REPORT / OCTOBER 31 1998


                         AIM EMERGING MARKETS DEBT FUND


                                 [Cover IMAGE]


[AIM Logo APPEARS HERE]


                 INVEST WITH DISCIPLINE-Registered Trademark-

[COVER IMAGE]

REFLECTION OF THE SUN IN THE SEA  BY NICOLAS TARKHOFF

AT THE DAWN OF EACH NEW DAY, AIM SEARCHES THE INVESTMENT HORIZON FOR NEW OPPORTUNITIES. WHILE NEGATIVE EVENTS CAN CREATE VOLATILE INVESTMENT CONDITIONS IN EMERGING MARKETS, AIM BELIEVES THAT A DISCIPLINED INVESTMENT APPROACH, SUPPORTED BY THOROUGH RESEARCH AND ANALYSIS, CREATES OPPORTUNITY FOR PROFIT IN THE FACE OF ADVERSITY.

AIM Emerging Markets Debt Fund is for shareholders who primarily seek a high level of current income and secondarily seek capital appreciation. The Fund invests primarily in debt securities of issuers located in emerging markets.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

- AIM Emerging Markets Debt Fund (formerly GT Global High Income Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

- During the fiscal year ended 10/31/98 the Fund paid distributions of $4.25 per Class A share, $4.17 per class B share, and $4.30 per Advisor Class share.

- When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.

- Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions, and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.

- The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The Fund's distribution rate and 30-day SEC yield will differ.

- The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses, and expressed on an annualized basis.

- The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

- The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

- The J.P. Morgan EMBI (Emerging Markets Bond Index) (Brady) tracks total returns for traded external debt Brady bonds in ten emerging bond markets. It includes the effects of reinvested coupons and is measured in U.S. dollars. Brady bonds are foreign bonds collateralized by U.S. Treasury bonds.

- An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                        AIM EMERGING MARKETS DEBT FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

[PHOTO OF CHARLES T. BAUER, CHAIRMAN OF THE BOARD OF THE FUND, APPEARS HERE]

THE FISCAL YEAR CLOSED WITH INTERNATIONAL EQUITIES RALLYING AND BONDS LOSING SOME OF THEIR MOMENTUM.

DEAR FELLOW SHAREHOLDER:

DURING THE FISCAL YEAR COVERED BY THIS REPORT, A VARIETY OF EVENTS CONVERGED TO PRODUCE HARSH MARKET CONDITIONS IN SEVERAL SECTORS AND GEOGRAPHIC AREAS: FALLOUT FROM CURRENCY DEVALUATIONS IN SOUTHEAST ASIA, THE SEEMINGLY INTRACTABLE DOWNTURN IN JAPAN, RUSSIA'S DEFAULT ON MUCH OF ITS FOREIGN DEBT, FEAR THAT LATIN AMERICA COULD BE ENGULFED BY THE WORLD'S DIFFICULTIES, AND THE VIRTUAL COLLAPSE OF COMMODITY PRICES AS WORLDWIDE ECONOMIC GROWTH FALTERED AND MANY NATIONS SLIPPED INTO RECESSION.

  WE UNDERSTAND HOW UNNERVING IT IS TO HAVE AN INVESTMENT LOSE VALUE. WHILE THE DIFFICULT MARKET ENVIRONMENT HELPS EXPLAIN MUCH OF YOUR FUND'S POOR PERFORMANCE, IT IS NOT THE WHOLE STORY. WHEN WE ADDED THE FORMER GT GLOBAL FUNDS TO OUR FUND FAMILY, WE UNDERSTOOD THAT SEVERAL OF THEM NEEDED TO BOLSTER THEIR PERFORMANCE SUBSTANTIALLY. WE ALSO RECOGNIZED THEIR SIGNIFICANT LONG-TERM POTENTIAL, AND NOW THAT WE ARE THE FUNDS' INVESTMENT ADVISER, WE WILL STRIVE TO SEE THAT POTENTIAL REALIZED. WHERE NECESSARY, WE HAVE BEGUN TO MAKE THE CHANGES IN MANAGEMENT AND INVESTMENT STRATEGY WE BELIEVE WILL ENHANCE YOUR FUND'S PERFORMANCE. WE INTEND TO CONTINUE MANAGING YOUR FUND WITH THE CAREFUL OVERSIGHT AND DISCIPLINED INVESTMENT STRATEGY USED IN ALL AIM FUNDS, AND WE HOPE YOU WILL SHARE OUR PATIENCE AS INVESTORS WHILE WE WORK TO IMPROVE YOUR FUND'S PERFORMANCE.

  ON THE PAGES THAT FOLLOW, YOUR FUND'S MANAGEMENT TEAM OFFERS MORE DETAILED DISCUSSION OF HOW MARKETS BEHAVED, HOW THEY MANAGED THE PORTFOLIO DURING THE FISCAL YEAR, AND WHAT THEY FORESEE FOR YOUR FUND AND THE MARKETS WHERE IT INVESTS. WE HOPE YOU FIND THEIR DISCUSSION INFORMATIVE.

INVESTING FUNDAMENTALS UNCHANGED

THE ABRUPT REVERSALS OF MARKET SENTIMENT DURING THIS REPORTING PERIOD REINFORCE OUR CONVICTION THAT MARKETS ARE UNPREDICTABLE IN THE SHORT TERM. SINCE EVEN THE BEST MONEY MANAGERS CANNOT KNOW EXACTLY WHEN TO ENTER AND EXIT A MARKET, WE REMAIN CONVINCED THAT THE WISEST STRATEGY IS TO STAY FULLY INVESTED DESPITE VOLATILITY AND SHORT-TERM DISAPPOINTMENT.

  HOWEVER DIFFICULT MANY MARKETS HAVE BEEN THIS FISCAL YEAR, THE FUNDAMENTAL PRINCIPLES OF INVESTING ARE UNCHANGED:

- BROAD PORTFOLIO DIVERSIFICATION, IN WHICH THIS FUND IS PART OF A COMPLETE INVESTMENT STRATEGY DESIGNED WITH YOUR PERSONAL FINANCIAL GOALS IN MIND;

- REALISTIC EXPECTATIONS, RECOGNIZING THAT THE POTENTIAL FOR DOWNTURNS IS ALWAYS PRESENT; AND

- AS ALWAYS, LONG-TERM THINKING.

  YOUR FINANCIAL CONSULTANT IS YOUR BEST RESOURCE FOR HELPING YOU CONSTRUCT A DIVERSIFIED PORTFOLIO, WEATHER TURBULENT MARKETS, AND KEEP YOUR EYE ON YOUR LONG-TERM GOALS.

  WE ARE PLEASED TO SEND YOU THIS REPORT ON YOUR FUND'S FISCAL YEAR. IF YOU HAVE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT OUR CLIENT SERVICES DEPARTMENT AT 800-959-4246 OR E-MAIL YOUR INQUIRY TO US AT GENERAL@AIMFUNDS.COM. YOU CAN ACCESS INFORMATION ABOUT YOUR ACCOUNT THROUGH OUR AIM INVESTOR LINE AT 800-246-5463 OR ON OUR WEB SITE, WWW.AIMFUNDS.COM. WE OFTEN POST MARKET UPDATES ON OUR WEB SITE.

  WE THANK YOU FOR YOUR CONTINUED PARTICIPATION IN THE AIM FAMILY OF FUNDS-Registered Trademark-.

SINCERELY,

/s/ Charles T. Bauer
Charles T. Bauer
Chairman

                        AIM EMERGING MARKETS DEBT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND SEES NEW OPPORTUNITIES IN EMERGING MARKETS

ONE COUNTRY WHERE WE SEE ENORMOUS POTENTIAL IS BULGARIA, AND WE ANTICIPATE INCREASING OUR EXPOSURE THERE.

THIS WAS A VOLATILE TIME IN THE EMERGING MARKETS SECTOR. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

The emerging markets sector suffered tremendous setbacks at the hands of a growing economic crisis in Asia. Though its effects were initially contained to the countries of the Pacific Rim, the crisis began to expand its reach in early May. By August, the Asian crisis was applying severe pressure on economies around the globe, sending markets tumbling.

  As a result, the Fund's total return for the year ended October 31, 1998 was -30.07% for Class A shares and -30.49% for Class B shares. The Fund's 30-day distribution rate at net asset value was 13.74% for Class A shares and 13.13% for Class B shares. The Fund's 30-day SEC yield at maximum offering price was 10.80% for Class A shares.

HOW DID EVENTS IN RUSSIA AFFECT FUND PERFORMANCE?

The main risk we faced this year was the burgeoning Asian crisis. While emerging markets were feeling tremors from the Asian marketplace for much of the reporting period, it was not to an extent that was unmanageable. By August, however, it became apparent that the problems in Asia were creating an economic slowdown of global proportions. A weakening Japanese yen and a struggling Japanese stock market adversely impacted currencies in other Asian countries. Commodity-based markets such as Canada, Australia, and Russia also began to feel pressure as a result.

  Despite these factors, no one was prepared for Russia's actions in mid-August. The International Monetary Fund (IMF) had awarded the country over $20 billion to help rejuvenate the country's struggling economy and it appeared that Russia would have little trouble servicing its debt obligations in the near term yet, shortly after receiving the stimulus package from the IMF, Russia declared a 90-day moratorium on the repayment of domestic debt, a significant amount of which was held by foreign investors.

  Akin to a declaration of bankruptcy, Russia's actions changed the investment dynamic considerably. Almost immediately, fear became the dominating factor in the investment community. Total return aspirations were quickly replaced with the goal of preserving capital. The result was a global sell-off as investors began a flight from all forms of investment risk and into "safer" government bonds of industrialized countries. Although the Fund's exposure to russia was limited, the value of the Fund's investments dropped substantially as investors fled from equity and non-investment grade fixed-income markets.

HOW DID YOU ALTER YOUR STRATEGY AFTER RUSSIA DECLARED ITS DEBT MORATORIUM?

Initially, we adopted a very defensive investment approach. Markets around the world were tumbling, and most investment opportunities in the emerging markets sector became too risky given the Fund's investment criteria. At that point, the most prudent approach was to develop and maintain a large cash position until the markets regained some stability. Fortunately, in late September and again in mid-October, the United States Federal Reserve Board (the Fed) cut the federal funds rate by a total 0.50%. Many other countries followed suit, breathing new life into the market. Since that time we've been able to selectively buy debt securities that are still promising, given recent market conditions. Though Fund performance suffered during the month of August, the Fund rebounded approximately 11% during the final seven weeks of the fiscal year. At the close of the fiscal year, we had reduced our cash position to normal levels and were again fully invested.

WHAT FACTORS WILL AFFECT FUND PERFORMANCE IN THE COMING MONTHS?

Interest rate cuts have instilled a renewed confidence in the markets. While these rate cuts provide temporary relief, resolution of the economic struggles stemming from Asia will require more complex measures.

  Certainly, the world will continue to watch Japan and how it approaches the issue of bank reform. As Japan is the second largest economy in the world, its economic struggles are arguably responsible for some of the recent volatility in the emerging markets.

  In Latin America, we believe the strength of Brazil's economy largely will determine how the rest of Latin America performs in the coming months. Shortly after the close of the reporting period, Brazil was the recipient of an economic stimulus package from the IMF. While this is promising, we are still cautious about increasing our exposure in Brazil over the long term. We have adjusted the portfolio to capitalize on some of the short-term opportunities there, but at the same time we have been mindful about keeping our investments in Brazil highly liquid.

          SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                        AIM EMERGING MARKETS DEBT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

WHILE THE RECENT MARKET VOLATILITY CREATED SOME SHORT-TERM DISAPPOINTMENTS, WE BELIEVE INVESTORS SHOULD REMAIN FOCUSED ON LONG-TERM INVESTMENT GOALS AND STAY THE COURSE.

ARE THERE ANY COUNTRIES YOU ARE TARGETING AT THIS TIME?

Overall, we are seeing a lot of opportunities resulting from the recent market downturns in the emerging markets arena. Many countries have fallen out of favor with investors despite having strong economic fundamentals. We believe there are ample opportunities in these countries, and we are taking advantage of this dip in the markets to replenish the Fund's portfolio with undervalued debt securities.

  One country where we see enormous potential is Bulgaria, and we anticipate increasing our exposure there. As part of Eastern Europe, it has suffered from "guilt-by-association" after Russia's economic turmoil in recent months. However, Bulgaria continues to maintain relatively solid economic and fiscal strength. It has secured international financing from the IMF and we believe it should have no problem servicing its debt in the near term as long as it continues to abide by IMF guidelines.

  Latin America will remain a staple of our portfolio and it has been encouraging to see how quickly many of the region's countries have rebounded in recent months. We anticipate increasing our weighting in Argentina as bonds there, as in Bulgaria, seem relatively undervalued. Mexico will continue to constitute a large portion of the portfolio, although we have reduced our exposure there due to a growing trade deficit and our concerns about its banking system.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

The final months of the reporting period were especially turbulent in the emerging markets. And while the markets have bounced back, we remain cautious as we approach the new year.

  The fallout from Russia's debt moratorium left many investors shaken and uncertain. But one should keep in mind that all markets have peaks and valleys. This is the time when discipline is most important. While past performance is not a guarantee of future results, it should be pointed out that emerging market debt investors who sold in the aftermath of the recent Mexican and Asian crises have missed opportunities to recover their losses. In contrast, investors who were bold and purchased emerging debt assets during the depth of market despair were rewarded.

  We realize it is easy to be discouraged in light of recent events. However, we are approaching this market dip as an opportunity to make fundamentally sound investments at discounted prices. While the recent market volatility created some short-term disappointments, we believe investors should remain focused on long term investment goals and stay the course. We believe that opportunity for profit may be on the horizon and that in the long term the fund could provide the substantial returns it has provided in the past.

GEOGRAPHIC ALLOCATION
As of 10/31/98, based on total net assets

[PIE CHART]

EASTERN EUROPE      18%
U.S. & OTHER         2%
AFRICA               9%
ASIA-PACIFIC         2%
LATIN AMERICA       69%

PORTFOLIO COMPOSITION
As of 10/31/98, based on total net assets

TOP 5 COUNTRIES

Mexico              19.9%
Argentina           19.9
Brazil              10.8
Bulgaria             7.2
Jamaica              5.4

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

         SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

                        AIM EMERGING MARKETS DEBT FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM EMERGING MARKETS DEBT FUND VS. BENCHMARK INDEX


10/22/92-10/31/98

               EMBI INDEX     CLASS B       CLASS A
10/22/92       $10,000.00     $10,000.00    $ 9,525.00
4/30/93         11,217.00      11,379.00     10,887.00
10/31/93        14,011.00      14,260.00     13,681.00
4/30/94         11,988.00      11,871.00     11,413.00
10/31/94        12,693.00      13,269.00     12,799.00
4/30/95         11,785.00      11,869.00     11,489.00
10/31/95        13,710.00      13,543.00     13,159.00
4/30/96         16,635.00      15,685.00     15,283.00
10/31/96        19,180.00      18,710.00     18,297.00
4/30/97         21,462.00      20,574.00     20,170.00
10/31/97        21,866.00      21,286.00     20,944.00
4/30/98         25,050.00      23,280.00     22,981.00
10/31/98        20,511.00      14,796.00     14,645.00

AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/98, including sales charges

CLASS A SHARES

Inception (10/22/92)       6.54%
5 years                    2.39
1 year                   -33.41

CLASS B SHARES
Inception (10/22/92)       6.72%
5 years                    2.54
1 year                   -33.02

ADVISOR CLASS SHARES*
Inception (6/1/95)         5.08%
1 year                   -29.79

*Sales charge not applicable


Source: Bloomberg, Towers Data Systems HYPO-Registered Trademark-.

   Your Fund's total return includes applicable sales charges, expenses, and management fees. The performance of Advisor Class shares will differ from that of Class A and Class B shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

         Past performance cannot guarantee comparable future results.


ABOUT THIS CHART

The chart above compares your Fund to its benchmark index. It is intended to give you a general idea of how your Fund compared to the bond market over the period 10/22/92-10/31/98. It is important to understand differences between your Fund and an index. Your Fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures performance of a hypothetical portfolio, in this case the J.P. Morgan EMBI (Emerging Markets Bond Index) (Brady) Index. Unlike your Fund, an index is not managed, incurring no sales charges, expenses, or fees. But if you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. In addition, the J.P. Morgan EMBI (Brady) maintains relatively low exposure to emerging markets outside of Latin America. As a result, its performance may differ significantly from a more globally diversified emerging markets portfolio.

                        AIM EMERGING MARKETS DEBT FUND

YEAR 2000 READINESS DISCLOSURE

AIM PREPARES FOR THE YEAR 2000

THE YEAR 2000. THE WORDS STIR THE IMAGINATION, MAKING US WONDER WHAT THE NEXT MILLENIUM WILL BRING. BUT THE WORDS ARE ALSO STARTING TO MAKE SOME PEOPLE WORRY, SINCE THERE'S BEEN SO MUCH TALK LATELY ABOUT A COMPUTER GLITCH CALLED "THE YEAR 2000 PROBLEM." BECAUSE THIS IS A PROBLEM THAT COULD AFFECT MOST AMERICAN INDUSTRIES, INCLUDING THE MUTUAL FUND INDUSTRY, WE WANT TO BRING YOU THIS UPDATE TO LET YOU KNOW HOW AIM IS GETTING READY.

[PICTURE]

WHAT IS THE YEAR 2000 PROBLEM?

It has to do with the way computers understand dates. Most computers were programmed to recognize only the last two digits of a four-digit date ("98" for 1998). When the year 2000 hits, the computer will read "00"--but it may interpret that as the year 1900. So, if the computer makes a calculation involving a date of January 1, 2000, or later, it could be processed incorrectly. Date-sensitive calculations are found in all kinds of places--from elevators to air traffic control systems--but they are especially prevalent in the financial services industry.

AIM'S YEAR 2000 COMPLIANCE

AIM's technology team has been addressing Year 2000 issues for some time now. Our internal team, together with an independent technology consultant, are implementing a comprehensive Year 2000 Compliance Project for A I M Management Group Inc. and its subsidiaries.

   So far, we've inventoried all software applications that we rely on, and we've identified the applications that might need adjustments to function properly when the year 2000 arrives. We are now in the final phase of the project, making corrections and testing applications that need adjustment. We plan to complete this phase during the fourth quarter of 1998.

AN INDUSTRY-WIDE TEST

In the spring of 1999, AIM intends to participate in industry-wide testing that should simulate the arrival of the year 2000. This should allow mutual fund companies, banks, exchanges, and other players in the financial community to test various kinds of transactions and to determine if any further adjustments need to be made before the end of the year.

   We believe our plans are quite comprehensive, and we're committed to monitoring all software applications through the critical period, extending as far as needed into the 21st century.

                      AIM EMERGING MARKETS DEBT FUND

                       ANNUAL REPORT / FOR CONSIDERATION

FIVE STEPPING STONES TO A
MORE PROSPEROUS RETIREMENT

A comfortable retirement is within your reach. But you will need a practical investment plan to get there. Consider the five steps described here and talk them over with your financial consultant. He or she can help you devise a plan and choose investments suited to your unique circumstances.

   1. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your standpoint, the employer contribution is "free" money.

   2. CONTRIBUTE TO AN IRA TOO. Even if you cannot deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And, don't forget the added advantage of the new spousal IRA.

   3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.

   4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

   5. START EARLY AND DON'T STOP! The advantages of an early start are hard to overstate, as you can see in the chart below.

AN EARLY START PAYS OFF
FOR 401(k) OR IRA INVESTORS

INVESTOR A
- Starts Early: at Age 25
- Invests Less: $2,000 a year for a total of $80,000
- Accumulates More by Age 65: $885,185

INVESTOR B
- Starts Late: at Age 40
- Invests More: $4,000 a year for a total of $100,000
- Accumulates Less by Age 65: $393,388

                        [GRAPH]

                                                       4,000
 2,000                        91,198                   8,400
 4,200                       102,318                  13,240
 6,620                       114,550                  18,564
 9,282                       128,005                  24,420
12,210                       142,805                  30,862
15,431                       159,086                  37,949
18,974                       176,994                  45,744
22,872                       196,694                  54,318
27,159                       218,363                  63,750
31,875                       242,199                  74,125
37,062                       268,419                  85,537
42,769                       297,261                  98,091
49,045                       328,987                 111,900
55,950                       363,886                 127,090
63,545                       402,275                 143,799
71,899                       444,502                 162,179
81,089                       490,952                 182,397
                             542,048                 204,637
                             598,252                 229,100
                             660,78                  256,010
                             728,085                 285,611
                             802,894                 318,172
                             885,183                 353,989
                                                     393,388

Assumes annual return of 10% based on the 13.11% average annual total return of the Standard & Poor's Composite Index of 500 Stocks (S&P 500) for the 50-year period 12/31/47--12/31/97. The S&P 500 is a group of unmanaged securities widely regarded as representative of the stock market in general. Income taxes will be due when you make withdrawals from your 401(k) or IRA.

                      AIM EMERGING MARKETS DEBT FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of AIM Emerging Markets Debt Fund (formerly GT Global High Income Fund) and Board of Trustees of AIM Investment Funds (formerly G.T. Investment Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Emerging Markets Debt Fund -Consolidated at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (75.6%)
  Algeria (4.3%)
    Algeria Tranche 1 Loan Assignment, 6.625% due
     9/4/06+ ..............................................   USD          15,200,000   $  7,752,000         4.3
  Argentina (18.4%)
    Republic of Argentina:
      I.O. Strip, 12.11% due 4/10/05 ......................   USD          10,390,000      9,142,145         5.1
      Discount Bond, 6.625% due 3/31/23+ ..................   USD          12,518,000      8,527,888         4.7
      Par Bond Series L, 5.75% (6% at 3/31/99) due
       3/31/23++ ..........................................   USD          11,540,000      8,020,300         4.4
      Global Bond, 9.75% due 9/19/27 ......................   USD           4,573,000      3,970,507         2.2
      7.297% due 7/8/05 ...................................   ITL       7,780,000,000      3,526,648         2.0
  Brazil (4.7%)
    Brazil Floating Rate Discount Note, 6.125% due
     4/15/24+ .............................................   USD          14,398,000      8,557,811         4.7
  Bulgaria (7.2%)
    Republic of Bulgaria:
      Discount Bond Series A, 6.6875% due 7/28/24 -
       Euro+ ..............................................   USD          11,120,000      7,811,800         4.3
      Front Loaded Interest Reduction Bond Series A, 2.5%
       (2.75% at 7/99) due 7/28/12++ ......................   USD           9,427,000      5,208,418         2.9
  Colombia (4.3%)
    Republic of Colombia:
      8.625% due 4/1/08 ...................................   USD           6,498,000      5,100,930         2.8
      7.27% due 6/15/03 - 144A{.} .........................   USD           3,300,000      2,689,500         1.5
  Ivory Coast (4.8%)
    Ivory Coast:
      Past Due Interest Bond, 1.9% (2.9% at 3/31/09) due
       3/29/18++ ..........................................   FRF         153,852,500      6,856,419         3.8
      Past due Interest Bond, 2% (3% at 3/31/09) due
       3/29/18++ ..........................................   USD           5,875,625      1,718,620         1.0
  Jamaica (3.8%)
    Government of Jamaica, 10.875% due 6/10/05 -
     144A{.} ..............................................   USD           9,054,000      6,790,500         3.8
  Korea (0.6%)
    Korea Republic Restructured Debt, 8.281% due
     4/8/00+ ..............................................   USD           1,230,000      1,143,900         0.6
  Mexico (13.5%)
    United Mexican States:
      9.875% due 1/15/07 ..................................   USD           7,390,000      7,029,738         3.9
      Discount Bond Series A, 6.1156% due 12/31/19+ +/+ ...   USD           8,295,000      6,475,284         3.6
      6.63% due 12/31/19 ..................................   FRF          39,000,000      5,468,652         3.0
      Global Bond, 11.375% due 9/15/16 ....................   USD           2,688,000      2,684,640         1.5
      Discount Bond Series D, 6.6016% due 12/31/19+ .......   USD           2,210,000      1,725,181         1.0
      Discount Bond Series B, 6.47656% due 12/31/19+
       +/+ ................................................   USD           1,265,000        987,491         0.5
  Panama (3.2%)
    Republic of Panama:
      Interest Reduction Bond, 4.00% (4.25% at 7/99) due
       7/17/14++ ..........................................   USD           4,350,000      3,183,656         1.8
      8.875% due 9/30/27 ..................................   USD           2,689,000      2,480,603         1.4
  Peru (4.6%)
    Republic of Peru, Past Due Interest Bond, 4% (4.5% at
     3/8/99) due 3/7/17++ .................................   USD          14,305,000      8,225,375         4.6

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Poland (4.6%)
    Poland:
      3% (3.5% at 10/28/99) due 10/27/24 - Euro++ .........   USD           8,210,000   $  5,459,650         3.0
      Past Due Interest, 5% (6% at 10/28/99) 10/27/14 -
       Euro++ .............................................   USD           3,138,000      2,853,619         1.6
  Russia (1.6%)
    Bank for Foreign Economic Affairs (Venesheconombank)
     Principal Loans, 6.625% due 12/15/20+ ................   USD          37,242,372      2,956,113         1.6
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $164,789,707) ............................................                              136,347,388
                                                                                        ------------
Corporate Bonds (20.9%)
  Argentina (1.5%)
    Disco S.A., 9.875% due 5/15/08 - 144A{.} ..............   USD           1,960,000      1,367,100         0.8
    Mastellone Hermanos S.A., 11.75% due 4/1/08 -
     144A{.} ..............................................   USD           1,943,000      1,185,230         0.7
  Brazil (6.1%)
    Globo Comunicacoes Participacoes, 10.625% due 5/12/08 -
     144A{.} ..............................................   USD           5,995,000      3,432,138         1.9
    Banco Hipotecario Espana, 10% due 4/17/03 - 144A{.} ...   USD           3,679,000      3,237,520         1.8
    Banco Nacional de Desenvolvimento Economico e Social
     (BNDES):
      10.8% due 6/16/08 -144A{.} ..........................   USD           1,694,000      1,185,800         0.7
      10.8% due 6/16/08 - Reg S{c} ........................   USD           1,375,000        962,500         0.5
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} ......   USD           3,708,000      1,668,600         0.9
    CSN Iron S.A., 9.125% due 6/1/07 ......................   USD             985,000        558,988         0.3
  Colombia (0.9%)
    Financiera Energia Nacional, 9.375% due 6/15/06 - Reg
     S{c} .................................................   USD           2,200,000      1,613,260         0.9
  Jamaica (1.6%)
    Mechala Group Jamaica:
      12.75% due 12/30/99 - Series B ......................   USD           2,846,000      1,992,200         1.1
      12.75% due 12/30/99 - Reg S{c} ......................   USD           1,288,000        901,600         0.5
  Korea (0.9%)
    Pohang Iron & Steel, 2% due 10/9/00 ...................   JPY         224,000,000      1,665,177         0.9
  Luxembourg (1.7%)
    Cellco Finance N.V., 15% due 8/1/05 - Reg S{c} ........   USD           3,790,000      3,069,900         1.7
  Mexico (6.4%)
    Petroleos Mexicanos (PEMEX), 9.25% due 3/30/18 -
     144A{.} ..............................................   USD           9,257,000      7,544,455         4.2
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} ......   USD           2,060,000      1,627,400         0.9
    Cemex Valenciana, 9.66% due 11/29/49 - 144A{.} ........   USD           1,430,000      1,201,200         0.7
    Banco Nacional Comercio Exte., 8% due 7/18/02 - Reg
     S{c} .................................................   USD           1,180,000      1,076,750         0.6
  Russia (0.9%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} ..............................................   USD           2,283,000        833,295         0.5
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ....   USD           4,200,000        735,000         0.4
  Singapore (0.9%)
    Krung Thai Bank, 6.23% due 9/30/04 ....................   USD           2,500,000      1,650,000         0.9
                                                                                        ------------
Total Corporate Bonds (cost $53,441,317) ..................                               37,508,113
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Structured Notes (2.0%)
  Korea (2.0%)
    Fixed Rate Trust Certificate 13.55% due 2/15/02[::]
      (Issued by a newly created Delaware Business Trust,
       collateralized by triple A paper. This trust
       certificate has a credit risk component linked to
       the value of a referenced security: Korean
       Development Bank 1.875% 2002.)
       (cost $5,050,000)  .................................   USD           5,050,000   $  3,694,075         2.0
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $223,281,024) ........                              177,549,576        98.5
                                                                                        ------------       -----
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-----------------------------------------------------------                             ------------   -------------
  Dated October 30, 1998, with State Street Bank & Trust
   Co., due November 2, 1998, for an effective yield 5.30%
   collateralized by $5,000 U.S. Treasury Bonds, 8.75% due
   05/15/17 (market value of collateral is $7,211 including
   accrued interest). (cost $7,000)  ......................                                    7,000          --
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $223,288,024)  * ..................                              177,556,576        98.5
Other Assets and Liabilities ..............................                                2,766,571         1.5
                                                                                        ------------       -----

NET ASSETS ................................................                             $180,323,147       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       [::] Certain events may cause the contract to terminate prior to date shown.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $229,575,059 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   2,192,621
                 Unrealized depreciation:           (54,211,104)
                                                  -------------
                 Net unrealized depreciation:     $ (52,018,483)
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1998

                                                                                     UNREALIZED
                                           MARKET VALUE      CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE        DATE    (DEPRECIATION)
----------------------------------------  --------------   ------------  --------  --------------
French Francs...........................     6,685,024          5.45470  03/18/99   $    79,784
Japanese Yen............................     1,596,301        118.80000  11/27/98       (38,220)
                                          --------------                           --------------
  Total Contracts to Sell (Receivable
   amount $8,322,889)...................     8,281,325                                   41,564
                                          --------------                           --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 4.59%.
  Total Open Forward Foreign Currency
   Contracts............................                                            $    41,564
                                                                                   --------------
                                                                                   --------------

----------------
See Note 1 of Notes to the Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $223,288,024) (Note 1)............................  $177,556,576
  U.S. currency....................................................................  $      90
  Foreign currencies (cost $655,357)...............................................  $ 647,780      647,870
                                                                                     ---------
  Receivable for securities sold..............................................................   11,083,854
  Interest receivable.........................................................................    5,228,106
  Receivable for Fund shares sold.............................................................    1,421,034
  Receivable for open forward foreign currency contracts (Note 1).............................       41,564
                                                                                                -----------
    Total assets..............................................................................  195,979,004
                                                                                                -----------
Liabilities:
  Payable for securities purchased............................................................   11,070,590
  Payable for loan outstanding (Note 1).......................................................    2,000,000
  Payable for Fund shares repurchased.........................................................      927,125
  Distribution payable........................................................................      863,058
  Payable for service and distribution expenses (Note 2)......................................      339,869
  Payable for investment management and administration fees (Note 2)..........................      142,609
  Payable for transfer agent fees (Note 2)....................................................      100,252
  Payable for printing and postage expenses...................................................       83,667
  Payable for professional fees...............................................................       51,163
  Payable for custodian fees..................................................................       30,000
  Payable for registration and filing fees....................................................       12,051
  Payable for Trustees' fees and expenses (Note 2)............................................       11,850
  Payable for fund accounting fees (Note 2)...................................................        4,476
  Other accrued expenses......................................................................       19,047
                                                                                                -----------
    Total liabilities.........................................................................   15,655,757
  Minority interest (Notes 1 & 2).............................................................          100
                                                                                                -----------
Net assets....................................................................................  $180,323,147
                                                                                                -----------
                                                                                                -----------
Class A:
  Net asset value and redemption price per share $(69,321,193 DIVIDED BY 8,818,139 shares
   outstanding)...............................................................................  $      7.86
                                                                                                -----------
                                                                                                -----------
  Maximum offering price per share (100/95.25 of $7.86) *.....................................  $      8.25
                                                                                                -----------
                                                                                                -----------
Class B:+
Net asset value and offering price per share $(109,406,337 DIVIDED BY 13,918,010 shares
 outstanding).................................................................................  $      7.86
                                                                                                -----------
                                                                                                -----------
Advisor Class:
  Net asset value, offering price per share, and redemption price per share $(1,595,617
   DIVIDED BY 203,898 shares outstanding).....................................................  $      7.83
                                                                                                -----------
                                                                                                -----------
Net assets consist of:
  Paid in capital (Note 4)....................................................................  $285,771,413
  Accumulated net investment loss.............................................................      (41,564)
  Accumulated net realized loss on investments and foreign currency transactions..............  (59,706,950)
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies.................................................................................       31,696
  Net unrealized depreciation of investments..................................................  (45,731,448)
                                                                                                -----------
Total -- representing net assets applicable to capital shares outstanding.....................  $180,323,147
                                                                                                -----------
                                                                                                -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income..........................................................................  $  39,014,757
  Securities lending income................................................................        957,492
                                                                                             -------------
    Total investment income................................................................     39,972,249
                                                                                             -------------
Expenses:
  Investment management and administration fees (Note 2)...................................      3,009,607
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $  396,089
    Class B....................................................................   1,911,164      2,307,253
                                                                                 ----------
  Transfer agent fees (Note 2).............................................................        580,010
  Printing and postage expenses............................................................        194,145
  Professional fees........................................................................        123,970
  Custodian fees...........................................................................        103,300
  Fund accounting fees (Note 2)............................................................         82,450
  Registration and filing fees.............................................................         48,875
  Trustees' fees and expenses (Note 2).....................................................         23,526
  Other expenses...........................................................................        116,753
                                                                                             -------------
    Total net expenses.....................................................................      6,589,889
                                                                                             -------------
Net investment income......................................................................     33,382,360
                                                                                             -------------
Net realized and unrealized loss on investments and foreign currencies: (Note
  1)
  Net realized loss on investments.............................................  (66,692,221)
  Net realized loss on foreign currency transactions...........................  (2,809,719)
                                                                                 ----------
    Net realized loss during the year......................................................    (69,501,940)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........................................     951,172
  Net change in unrealized depreciation of investments.........................  (50,094,366)
                                                                                 ----------
    Net unrealized depreciation during the year............................................    (49,143,194)
                                                                                             -------------
Net realized and unrealized loss on investments and foreign currencies.....................   (118,645,134)
                                                                                             -------------
Net decrease in net assets resulting from operations.......................................  $ (85,262,774)
                                                                                             -------------
                                                                                             -------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                YEAR ENDED     YEAR ENDED
                                                                                OCTOBER 31,    OCTOBER 31,
                                                                                   1998           1997
                                                                               -------------  -------------
Decrease in net assets
Operations:
  Net investment income......................................................  $  33,382,360  $  31,937,784
  Net realized gain (loss) on investments and foreign currency
   transactions..............................................................    (69,501,940)    69,702,746
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies..............................        951,172     (1,099,793)
  Net change in unrealized appreciation (depreciation) of investments........    (50,094,366)   (36,470,606)
                                                                               -------------  -------------
    Net increase (decrease) in net assets resulting from operations..........    (85,262,774)    64,070,131
                                                                               -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................................................     (9,422,518)   (12,555,399)
  From net realized gain on investments......................................    (24,756,370)    (2,751,509)
  Return of capital..........................................................     (3,147,917)            --
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................................................    (14,937,576)   (17,789,317)
  From net realized gain on investments......................................    (41,863,802)    (3,911,565)
  Return of capital..........................................................     (4,936,309)            --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................................................       (246,624)    (1,289,469)
  From net realized gain on investments......................................       (638,983)      (264,339)
  Return of capital..........................................................        (82,579)            --
                                                                               -------------  -------------
    Total distributions......................................................   (100,032,678)   (38,561,598)
                                                                               -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested...........................    273,854,427    561,523,639
  Decrease from capital shares repurchased...................................   (274,028,239)  (665,858,246)
                                                                               -------------  -------------
    Net decrease from capital share transactions.............................       (173,812)  (104,334,607)
                                                                               -------------  -------------
Total decrease in net assets.................................................   (185,469,264)   (78,826,074)
Net assets:
  Beginning of year..........................................................    365,792,411    444,618,485
                                                                               -------------  -------------
  End of year *..............................................................  $ 180,323,147  $ 365,792,411
                                                                               -------------  -------------
                                                                               -------------  -------------
 * Includes undistributed/accumulated net investment income (loss)...........  $     (41,564) $     303,600
                                                                               -------------  -------------
                                                                               -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   15.56   $   14.85   $   11.70   $   12.56   $   14.92
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       1.35*       1.19        1.27        1.35        0.94
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................      (4.80)       0.93        3.09       (1.09)      (1.87)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (3.45)       2.12        4.36        0.26       (0.93)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (1.06)      (1.18)      (1.11)      (1.03)      (0.94)
  From net realized gain on
   investments..........................      (2.83)      (0.23)      (0.10)      (0.03)      (0.27)
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.22)
  Return of capital.....................      (0.36)         --          --       (0.06)         --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (4.25)      (1.41)      (1.21)      (1.12)      (1.43)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    7.86   $   15.56   $   14.85   $   11.70   $   12.56
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (30.07)%     14.46%      39.05%       2.81%      (6.45)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  69,321   $ 133,973   $ 178,318   $ 142,002   $ 167,974
Ratio of net investment income to
 average net assets.....................      11.27%       7.39%       9.52%      11.85%       7.00%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       1.74%       1.53%       1.69%       1.75%       1.57%
  Without expense reductions............       1.74%       1.58%       1.69%       1.75%       1.57%
Ratio of interest expense to average net
 assets++...............................        N/A         N/A        0.04%        N/A        0.22%
Portfolio turnover rate++...............        339%        214%        290%        213%        178%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1998 (d)    1997 (d)    1996 (d)      1995      1994 (d)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   15.54   $   14.83   $   11.69   $   12.56   $   14.90
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       1.28*       1.09        1.17        1.27        0.86
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................      (4.79)       0.93        3.09       (1.09)      (1.85)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (3.51)       2.02        4.26        0.18       (0.99)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.98)      (1.08)      (1.03)      (0.96)      (0.86)
  From net realized gain on
   investments..........................      (2.83)      (0.23)      (0.09)      (0.03)      (0.27)
  In excess of net realized gain on
   investments..........................         --          --          --          --       (0.22)
  Return of capital.....................      (0.36)         --          --       (0.06)         --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (4.17)      (1.31)      (1.12)      (1.05)      (1.35)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    7.86   $   15.54   $   14.83   $   11.69   $   12.56
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (30.49)%     13.77%      38.16%       2.07%      (6.99)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 109,406   $ 228,101   $ 251,002   $ 214,897   $ 232,423
Ratio of net investment income to
 average net assets.....................      10.62%       6.74%       8.87%      11.20%       6.35%
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............       2.39%       2.18%       2.34%       2.40%       2.22%
  Without expense reductions............       2.39%       2.23%       2.34%       2.40%       2.22%
Ratio of interest expense to average net
 assets++...............................        N/A         N/A        0.04%        N/A        0.22%
Portfolio turnover rate++...............        339%        214%        290%        213%        178%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            ADVISOR CLASS+
                                          ---------------------------------------------------
                                                                                JUNE 1, 1995
                                                 YEAR ENDED OCTOBER 31,              TO
                                          ------------------------------------   OCTOBER 31,
                                           1998 (d)     1997 (d)     1996 (d)       1995
                                          -----------  -----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   15.52    $   14.83   $   11.71     $   11.44
                                          -----------  -----------  ----------  -------------
Income from investment operations:
  Net investment income.................        1.40*        1.22        1.34          0.57
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................       (4.79)        0.93        3.05          0.17
                                          -----------  -----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............       (3.39)        2.15        4.39          0.74
                                          -----------  -----------  ----------  -------------
Distributions to shareholders:
  From net investment income............       (1.11)       (1.23)      (1.16)        (0.44)
  From net realized gain on
   investments..........................       (2.83)       (0.23)      (0.11)           --
  In excess of net realized gain on
   investments..........................          --           --          --            --
  Return of capital.....................       (0.36)          --          --         (0.03)
                                          -----------  -----------  ----------  -------------
    Total distributions.................       (4.30)       (1.46)      (1.27)        (0.47)
                                          -----------  -----------  ----------  -------------
Net asset value, end of period..........   $    7.83    $   15.52   $   14.83     $   11.71
                                          -----------  -----------  ----------  -------------
                                          -----------  -----------  ----------  -------------

Total investment return (c).............      (29.79)%      14.72%      39.38%         6.54%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   1,596    $   3,719   $  15,298     $   1,463
Ratio of net investment income to
 average net assets.....................       11.62%        7.74%       9.87%        12.20%(a)
Ratio of expenses to average net assets
 excluding interest expense:
  With expense reductions...............        1.39%        1.18%       1.34%         1.40%(a)
  Without expense reductions............        1.39%        1.23%       1.34%         1.40%(a)
Ratio of interest expense to average net
 assets++...............................         N/A          N/A        0.04%          N/A
Portfolio turnover rate++...............         339%         214%        290%          213%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the period.
  * Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.21 per share for each of Class A, B and Advisor.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Emerging Markets Debt Fund (the "Fund"), formerly AIM Global High Income Fund and prior to that GT Global High Income Fund, a non-diversified separate series of AIM Investment Funds (the "Trust"), formerly G.T. Investment Funds, Inc. The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund invests substantially all of its investable assets in the Emerging Markets Debt Portfolio (the "Portfolio", formerly the Global High Income Portfolio), a Delaware business trust and is registered under the 1940 Act as a non-diversified, open-end management investment company.

The Portfolio has investment objectives, policies and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and the Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1998, all of the shares of beneficial interest of the Portfolio were owned by the Fund or INVESCO (NY), Inc. (the "Sub-advisor"), which has a nominal ($100) investment in the Portfolio.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange, or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality, and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Portfolio's "Statement of Assets and Liabilities". The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1998, stocks with an aggregate value of $10,301,788 were on loan to brokers. The loans were secured by cash collateral of $11,293,368 received by the Portfolio. For the year ended October 31, 1998, the Fund received fees of $957,492.

For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

(I) TAXES
It is the intended policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund has a capital loss carryforward of $53,419,915 which expires in 2006.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities, if any, (excluding 144A issues), are shown at the end of the Fund's Portfolio of Investments.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston. The arrangement with the bank allows all specified funds and certain other Funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $150,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On October 31, 1998, AIM Emerging Markets Debt Fund had $2,000,000 in loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $6,402,778, with a weighted average interest rate of 6.27%. Interest expense for the year ended October 31, 1998 was $80,253 and is included in "Other Expenses" on the Statement of Operations.

(O) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Portfolio may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund or Portfolio has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's and Portfolio's investment manager and administrator and INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's and Portfolio's investment sub-advisor and sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. The Trust was reorganized from a Maryland corporation into a Delaware business trust, and the Portfolio was reorganized from a New York common law trust into a Delaware business trust on September 8, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

The Fund pays administration fees to the Manager at the annualized rate of 0.25% of its average daily net assets. These fees are computed daily and paid monthly. The AIM Emerging Markets Debt Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $1 billion; 0.425% on the next $1 billion; and 0.40% on amounts thereafter, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These fees are computed daily and paid monthly.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1998, AIM Distributors and GT Global retained sales charges of $21,515 and $35,739, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors and GT Global collected CDSCs for the year ended October 31, 1998 of $8 and $435, respectively. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1998, AIM Distributors and GT Global collected CDSCs in the amount of $352,609 and $610,629, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares. Under the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.

The Manager and AIM Distributors voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

For the period November 1, 1997 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also was reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund and Portfolio. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

The Trust pays each Trustee who is not an employee, officer or director of the Manager, or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $939,420,479 and $952,299,285, respectively. For the year ended October 31, 1998, sales of U.S. government obligations aggregated $27,908,116. There were no purchases of U.S. government obligations.

4. CAPITAL SHARES
At October 31, 1998, there were 6,000,000,000 shares of the Trust's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the AIM Global Telecommunications Fund; 400,000,000 were classified as shares of AIM Global Government Income Fund; 200,000,000 were classified as shares of AIM Global Health Care Fund; 200,000,000 were classified as shares of AIM Strategic Income Fund; 200,000,000 were classified as shares of AIM Developing Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of AIM Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of AIM Latin American Growth Fund; 200,000,000 were classified as shares of AIM Emerging Markets Fund; 200,000,000 were classified as shares of AIM Emerging Markets Debt Fund; 200,000,000 were classified as shares of AIM Global Financial Services Fund; 200,000,000 were classified as shares of AIM Global Resources Fund; 200,000,000 were classified as shares of AIM Global Infrastructure Fund; 200,000,000 were classified as shares of AIM Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Trusts were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Trusts and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31, 1998             OCTOBER 31, 1997
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   10,918,639  $ 129,801,507   17,142,418  $   272,139,950
Shares issued in connection with reinvestment of
  distributions...................................    2,191,470     26,459,355      574,707        9,164,383
                                                    -----------  -------------  -----------  ---------------
                                                     13,110,109    156,260,862   17,717,125      281,304,333
Shares repurchased................................  (12,901,851)  (152,829,526) (21,118,898)    (335,756,037)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................      208,258  $   3,431,336   (3,401,773) $   (54,451,704)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


CLASS B
--------------------------------------------------
Shares sold.......................................    5,958,185  $  73,991,330   13,848,218  $   221,702,040
Shares issued in connection with reinvestment of
  distributions...................................    3,020,192     36,460,585      721,148       11,494,889
                                                    -----------  -------------  -----------  ---------------
                                                      8,978,377    110,451,915   14,569,366      233,196,929
Shares repurchased................................   (9,736,068)  (113,538,414) (16,813,796)    (270,094,630)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................     (757,691) $  (3,086,499)  (2,244,430) $   (36,897,701)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

ADVISOR CLASS
--------------------------------------------------
Shares sold.......................................      490,309  $   6,221,370    2,868,282  $    45,874,009
Shares issued in connection with reinvestment of
  distributions...................................       76,464        920,280       72,440        1,148,368
                                                    -----------  -------------  -----------  ---------------
                                                        566,773      7,141,650    2,940,722       47,022,377
Shares repurchased................................     (602,542)    (7,660,299)  (3,732,584)     (60,007,579)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................      (35,769) $    (518,649)    (791,862) $   (12,985,202)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

5. SUBSEQUENT EVENT (UNAUDITED)
Effective December 14, 1998, sub-administration responsibility for the Fund and sub-advisory and sub-administration responsibility for the Portfolio was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager and administrator of the Fund and the Portfolio. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Portfolio or the personnel providing such services.

6. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Investment Funds, Inc. now known as AIM Investment Funds (the "Trust") was held on May 20, 1998 at the Trust's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1)  To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William
J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management and Administration Contract and Sub-Advisory and Sub-Administration Contract with respect to each series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B Shares of the Fund.

(4)  To approve changes to the fundamental investment restrictions of the Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

The results of the proxy solicitation on the above matters were as follows:

            TRUSTEE/MATTER
            ---------------------------------------------------------------------------------------------------------------
(1)         C. Derek Anderson..............................................................................................
            Frank S. Bayley................................................................................................
            William J. Guilfoyle...........................................................................................
            Arthur C. Patterson............................................................................................
            Ruth H. Quigley................................................................................................
(2)(a)      Approval of investment management and administration contract..................................................
(2)(b)      Approval of sub-advisory and sub-administration contract.......................................................
(3)         Approval of replacement Rule 12b-1 plans of distribution
            CLASS A SHARES.................................................................................................
            CLASS B SHARES.................................................................................................
(4)(a)      Modification of Fundamental Restriction on Concentration.......................................................
(4)(b)      Modification of Fundamental Restriction on Issuing Senior Securities and Borrowing Money.......................
(4)(c)      Modification of Fundamental Restriction on Making Loans........................................................
(4)(d)      Modification of Fundamental Restriction on Underwriting Securities.............................................
(4)(e)      Modification of Fundamental Restriction on Real Estate Investments.............................................
(4)(f)      Modification of Fundamental Restriction on Investing in Commodities............................................
(4)(g)      Elimination of Fundamental Restriction on Margin Transactions..................................................
(4)(h)      Elimination of Fundamental Restriction on Pledging Assets......................................................
(4)(i)      Elimination of Fundamental Restriction on Investments in Oil, Gas and Mineral Leases and Programs..............
(4)(j)      Elimination of Fundamental Restriction on Diversification Required By Internal Revenue Code....................
(5)         Approval of an agreement and plan of conversion and termination with respect to the Trust......................
(6)         Approval of the conversion of the portfolios in which certain Funds invest.....................................
(7)         Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the
              Trust's independent public accountants.......................................................................

                                VOTES        WITHHELD/
               VOTES FOR       AGAINST      ABSTENTIONS
            ---------------  ------------  --------------
(1)             191,685,088           N/A      13,123,292
                191,766,811           N/A      13,041,568
                191,828,959           N/A      12,979,420
                191,845,270           N/A      12,963,109
                191,869,887           N/A      12,938,492
(2)(a)           11,539,226       325,581       3,653,718*
(2)(b)           11,405,206       398,639       3,714,680*
(3)
                  5,596,649       164,819         433,984
                  8,129,440       288,519         787,402
(4)(a)           11,358,960       419,748       3,739,817*
(4)(b)           11,358,802       419,906       3,739,817*
(4)(c)           11,358,802       419,906       3,739,817*
(4)(d)           11,358,960       419,748       3,739,817*
(4)(e)           11,358,802       419,906       3,739,817*
(4)(f)           11,358,593       420,115       3,739,817*
(4)(g)           11,358,436       420,272       3,739,817*
(4)(h)           11,358,960       419,748       3,739,817*
(4)(i)           11,358,960       419,748       3,739,817*
(4)(j)           11,358,713       419,995       3,739,817*
(5)             190,027,469     6,362,084      94,055,040*
(6)              11,391,564       294,742       3,832,219*
(7)             191,358,779     2,114,168      11,333,063

--------------
* Includes Broker Non-Votes

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $11,387,137 as capital gain dividends for the fiscal year ended October 31, 1998.

BOARD OF TRUSTEES

C. Derek Anderson
President, Plantagenet Capital
Management, LLC (an investment
partnership); Chief Executive Officer,
Plantagenet Holdings, Ltd.
(an investment banking firm)

Frank S. Bayley
Partner, law firm of
Baker & McKenzie

Robert H. Graham
President and Chief Executive Officer,
A I M Management Group Inc.

Arthur C. Patterson
Managing Partner, Accel Partners
(a venture capital firm)

Ruth H. Quigley
Private Investor


OFFICERS

Robert H. Graham
Chairman and President

Helge K. Lee
Vice President & Secretary

Dana R. Sutton
Vice President & Assistant Treasurer

Kenneth W. Chancey
Vice President & Principal
Accounting Officer

Melville B. Cox
Vice President

John J. Arthur
Vice President

Gary T. Crum
Vice President

Carol F. Relihan
Vice President

David P. Hess
Assistant Secretary

Nancy L. Martin
Assistant Secretary

Ofelia M. Mayo
Assistant Secretary

Kathleen J. Pflueger
Assistant Secretary

Samuel D. Sirko
Assistant Secretary

Pamela Ruddock
Assistant Treasurer

Paul Wozniak
Assistant Treasurer


OFFICE OF THE FUND

11 Greenway Plaza
Suite 100
Houston, TX 77046


INVESTMENT MANAGER

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


SUB-ADVISOR

INVESCO Asset Management Ltd.
11 Devonshire Square
London EC2M 4YR
England


TRANSFER AGENT

A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739


CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


COUNSEL TO THE FUND

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800


COUNSEL TO THE TRUSTEES

Paul, Hastings, Janofsky & Walker LLP
Twenty Third Floor
555 South Flower Street
Los Angeles, CA 90071


DISTRIBUTOR

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046


AUDITORS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

HOW AIM MAKES INVESTING
EASY FOR YOU

- LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

-       AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS.
Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

- AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

- EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

- SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

- EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds-Registered Trademark-. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

- RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

- TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

- WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

CURRENT SHAREHOLDERS
CAN CALL OUR
AIM INVESTOR LINE AT
800-246-5463
FOR 24-HOUR-A-DAY
ACCOUNT INFORMATION.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

A I M MANAGEMENT GROUP INC. HAS PROVIDED LEADERSHIP IN THE MUTUAL FUND INDUSTRY SINCE 1976 AND MANAGED APPROXIMATELY $91 BILLION IN ASSETS FOR MORE THAN 5.5 MILLION SHAREHOLDERS, INCLUDING INDIVIDUAL INVESTORS, CORPORATE CLIENTS, AND FINANCIAL INSTITUTIONS, AS OF SEPTEMBER 30, 1998.

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK- IS DISTRIBUTED NATIONWIDE, AND AIM TODAY IS THE 11TH-LARGEST MUTUAL FUND COMPLEX IN THE U.S. IN ASSETS UNDER MANAGEMENT, ACCORDING TO STRATEGIC INSIGHT, AN INDEPENDENT MUTUAL FUND MONITOR.

GROWTH FUNDS

AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Equity Fund(2),(A)
AIM Select Growth Fund(3)
AIM Small Cap Growth Fund(2),(B)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund


GROWTH & INCOME FUNDS

AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund
AIM Basic Value Fund(2),(C)
AIM Charter Fund


INCOME FUNDS

AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM High Yield Fund II
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund


TAX-FREE INCOME FUNDS

AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


MONEY MARKET FUNDS

AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


INTERNATIONAL GROWTH FUNDS

AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)


GLOBAL GROWTH FUNDS

AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)


GLOBAL GROWTH & INCOME FUNDS

AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund


GLOBAL INCOME FUNDS

AIM Emerging Markets Debt Fund(2),(D)
AIM Global Government Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)


THEME FUNDS

AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM Global Trends Fund(2),(E)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

GHI-SAR-1